EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Taitron Components Incorporated (the "Company") for the period ended June 30, 2008 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2008

                                               /s/ Stewart Wang
                                               ----------------
                                               Stewart Wang
                                               Chief Executive Officer
                                               (Principal Executive Officer)

                                               /s/ David Vanderhorst
                                               ---------------------
                                               David Vanderhorst
                                               Chief Financial Officer
                                               (Principal Financial Officer)